                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 21, 2005 (June 16, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

333-33182                                                            05-0509802
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(Commission File Number)                    (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.02.      DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER

On June 16, 2005, Albert R. Rietheimer,  Chief Financial Officer of both Bancorp
Rhode Island,  Inc. (the  "Registrant") and Bank Rhode Island,  the Registrant's
wholly owned subsidiary (the "Bank"),  and Treasurer of the Registrant announced his resignation which will be effective July 13, 2005.

Linda H.  Simmons,  45, has been  appointed to succeed Mr.  Rietheimer  as Chief
Financial  Officer and Treasurer of the Registrant and the Bank. Ms. Simmons has
served as Executive  Vice  President and  Treasurer of the Bank since  September
2004.  Prior to joining the Bank,  Simmons was with Bank of  America's  Treasury
Group in Boston. Prior to her employment at Bank of America, Simmons served in a number of  capacities  at Fleet  Financial  Group,  including  as a  manager  of domestic modeling and a director of international ALM modeling.  Simmons holds a
BS in accounting from Babson College and an MBA from Suffolk University.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         None.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BANCORP RHODE ISLAND, INC.

                                 By: /s/ Merrill W. Sherman
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                                         Merrill W. Sherman
                                         Chief Executive Officer

Date:  June 21, 2005